S000003464 [Member] Investment Strategy - Sit Small Cap Growth Fund	Jun. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]
The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index (which is made up of the 3,000 largest
U.S. companies based on total market capitalization). As of September 30, 2025, the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months was $25.2 billion.
Sit Investment Associates, Inc. (the “Adviser”) invests in domestic growth-oriented small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:
›	unique product or service,
›	growing product demand,
›	dominant and growing market share,
›	management experience and capabilities, and
›	strong financial condition.
When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.
The Fund may invest in open‑end investment companies (mutual funds) and closed‑end investment companies which invest in the same types of securities in which the Fund may invest directly.